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Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock
$0.0001 Par Value Per Share
Of

PLATINUM ENERGY RESOURCES, INC.

Pursuant to the Offer to Purchase Dated May 26, 2011
By

PACIFIC INTERNATIONAL GROUP HOLDINGS LLC

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 24, 2011, UNLESS EXTENDED.

The Depositary for the Offer is:

BNY Mellon Shareowner Services

By Mail:	By Hand or Overnight Courier:
BNY Mellon Shareowner Services Attn: Corporate Actions Dept., 27th Floor P.O. Box 3301 South Hackensack, NJ 07606	BNY Mellon Shareowner Services Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

Banks and Brokers Call Collect: 201-680-6676
All Others Call Toll-Free: 866-277-8134

DESCRIPTION OF SHARES TENDERED
Share Certificate(s) and Share(s) Tendered (Attach additional list if necessary)

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	Share Certificate Number(s)*	Total Number of Shares Evidenced by Share Certificate(s)*	Number of Shares Tendered**

Total shares tendered:

*	Need not be completed by shareholders delivering shares by book-entry transfer.
**	Unless otherwise indicated, all shares represented by share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

        Delivery of this Letter of Transmittal to an address or transmission via facsimile, other than as set forth above will not constitute a valid delivery. You must:

  •
  sign this Letter of Transmittal in the appropriate space (page 7); and

  •
  complete the Substitute Form W-9 (page 8) and the FIRPTA Affidavit (page 10) or, as applicable, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY.

        Please read the instructions carefully before completing this Letter of Transmittal.

☐
CHECK HERE IF CERTIFICATE(S) HAVE BEEN LOST, DESTROYED OR MUTILATED. SEE INSTRUCTION 11. NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR MUTILATED CERTIFICATES                         .

☐
CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT DTC:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY:

Name(s) of Registered holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, check box and complete the following ☐:

Account Number:

Transaction Code Number:

        This Letter of Transmittal is to be used by shareholders of Platinum Energy Resources, Inc. ("Platinum") who hold certificates ("Certificates") representing their shares of common stock, $0.0001 par value per share (the "Shares"), or who are delivering their Shares by book-entry transfer and do not utilize an Agent's Message (as defined in Instruction 2 on page 14).

        Book-entry transfers are to be made to an account maintained by the BNY Mellon Shareowner Services (the "Depositary"), at The Depository Trust Company ("DTC") pursuant to the procedures described under "The Offer—Section 3—Procedures for Tendering Shares" in the Offer to Purchase, dated May 26, 2011 (the "Offer to Purchase"). Delivery of documents to DTC does not constitute delivery to the Depositary.

        Shareholders whose Certificates evidencing Shares are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined under "The Offer—Section 1—Terms of the Offer; Expiration Date" in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their shares must do so pursuant to the guaranteed delivery procedure described under "The Offer—Section 3—Procedures for Tendering Shares" in the Offer to Purchase. See Instruction 2.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Pacific International Group Holdings LLC, a Nevada limited liability company ("Pacific"), the above described shares of common stock, $0.0001 par value per share (the "Shares"), of Platinum Energy Resources, Inc., a Delaware corporation ("Platinum"), at a purchase price of $1.50 per Share, net to the seller in cash (subject to applicable withholding of U.S. federal, state and local taxes), without interest (such amount being referred to as the "Offer Price"), upon the terms and subject to the conditions set forth in this Letter of Transmittal (as amended or supplemented from time to time) and in the Offer to Purchase (which together constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that Pacific reserves the right to transfer or assign, in whole, or from time to time in part, to one or more of its affiliates or subsidiaries, all or any portion of the issued and outstanding Shares tendered pursuant to the Offer or the right to purchase all or any portion of the issued and outstanding Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Pacific of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

        Subject to, and effective upon, acceptance for payment of the tendered Shares herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Pacific all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the Expiration Date (collectively, "Distributions")) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

  (i)
  deliver Certificates evidencing such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Pacific upon receipt by the Depositary, as the undersigned's agent, of the Offer Price;

  (ii)
  present such Shares (and any and all Distributions) for transfer on the books of Platinum; and

  (iii)
  receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Platinum, its managers, officers and designees, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and re-substitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper and to otherwise act (by written consent or otherwise) with respect to all of the Shares (and any and all Distributions) tendered hereby which have been accepted for payment by Pacific prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of Platinum (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares (and any and all Distributions) tendered hereby, is irrevocable, is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Pacific in accordance with other terms of the Offer. Such acceptance for payment shall, without further action, revoke all other powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent power of attorney or proxy shall be given or written consent executed (and if given or executed shall not be effective) by the undersigned with respect thereto. The undersigned understands and acknowledges that, in order for Shares to be deemed validly tendered, immediately upon Pacific's acceptance of such Shares for payment, Pacific or Pacific's designees must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of Platinum's shareholders then scheduled.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares (and all Distributions) tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares (and all Distributions) complies with Rule 14e-4 under the Exchange Act, and that when the tendered Shares are accepted for payment by Pacific, Pacific will acquire good, marketable and unencumbered title to the Shares and to all Distributions, free and clear of all liens, restriction, charges and encumbrances and the same will not be subject to any adverse claims.

        The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or Pacific to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of Pacific all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending remittance and transfer or appropriate assurance thereof, Pacific will be entitled to all rights and privileges as owner of each Distribution and may withhold the entire Offer Price of the Shares tendered hereby, or deduct from the Offer Price, the amount or value of the Distribution as determined by Pacific in its sole discretion.

        All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned. All obligations of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See "The Offer—Section 4—Withdrawal Rights" in the Offer to Purchase.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under "The Offer—Section 3—Procedures for Tendering Shares" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Pacific's acceptance of the undersigned's Shares for payment will constitute a binding agreement between the undersigned and Pacific upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Pacific may not be required to accept for payment any of the Shares tendered hereby.

        Unless otherwise indicated in the box entitled "Special Payment Instructions," the check for the Offer Price of all Shares purchased shall be issued in, and/or any Certificates evidencing Shares not tendered or accepted for payment shall be returned to, the name(s) of the registered holder(s) appearing above under "Name(s) and Address of Registered Holders(s)." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the check for the Offer Price of all Shares purchased and/or all Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) shall be mailed to the address(es) of the registered holder(s) appearing above under "Name(s) and Address of Registered Holders(s)." In the event that either of, or both of, the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are completed, as applicable, the check for the Offer Price of all Shares purchased shall be issued, and/or all Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) shall be returned, in the name(s) of, and such check and return Certificates (and any accompanying documents, as appropriate) shall be mailed to, the person(s) so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions," any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment shall be credited to the account at DTC.

        The undersigned recognizes that Pacific has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Pacific does not purchase any of the Shares tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the Offer Price of Shares (less the amount of any U.S. federal, state and local taxes and any backup withholding tax required to be withheld) accepted for payment is to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or if Shares tendered and delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at DTC other than the account designated above.

Issue:  ☐    Payment  ☐    Certificate(s) to: (check as applicable)

Name:
(Please Type or Print)
Address (Include Zip Code):

Taxpayer Identification or Social Security Number:

(Such person(s) must properly complete the Substitute Form W-9 and the FIRPTA Affidavit herein or, as applicable, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY)
Credit Shares delivered by book-entry transfer and not purchased to the DTC account set forth below

(DTC Account Number)

(Number of Account Party)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the Offer Price of Shares purchased (less the amount of any applicable withholding of U.S. federal, state and local taxes and any backup withholding tax required to be withheld) or Certificate(s) evidencing Shares not tendered or not purchased is to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that under your signature.

Send:  ☐    Payment  ☐    Certificate(s) to: (check as applicable)

Name:	(Please Type or Print)
Address (Include Zip Code):

Taxpayer Identification or Social Security Number:

(Such person(s) must properly complete the Substitute Form W-9 and the FIRPTA Affidavit herein or, as applicable, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY)

PLEASE SIGN ON THIS PAGE

(To be completed by all holders tendering Shares regardless of whether Shares are being physically delivered herewith)

        This Letter of Transmittal must be signed by the registered holder(s) of Shares exactly as his/her/its name(s) appear(s) on the share certificate(s) or on a security position listing as the owner of such Shares. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Pacific of such person's authority to so act. See Instruction 5.

Signature(s) of Shareholder(s)
Dated:

Name(s)
(Please Print)

Capacity (full title):

Address:

Please Include Zip Code

(Area Code) Telephone Number:

Taxpayer Identification or
Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If Required, See Instructions 1 and 5)

Authorized Signature:

Name(s):

Name of Firm:

Address:

Address Line 2:

(Area Code) Telephone No.:

Dated:

YOU MUST COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW. Please provide your social security number or other taxpayer identification number ("TIN") and certify that you are not subject to backup withholding

 PAYER'S NAME:

Name

Business name, if different from above

Check appropriate box:

☐ Individual/Sole Proprietor	☐ C Corporation	☐ Partnership	☐ Trust/estate
☐ Limited liability company.
Enter the tax classification (C=C corporation, S=S corporation, P=partnership -->
☐ Other

Address (number, street, and apt. or suite no.)

City, State, and ZIP code

REQUESTER'S NAME Give Form to the Requester. Do NOT send to the IRS.

SUBSTITUTE FORM W-9
	Part I—TAXPAYER IDENTIFICATION NUMBER (TIN). Enter your TIN in the appropriate box. For most individuals, this is your social security number (SSN). For most other entities, it is your employer identification number (EIN). CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number

Department of the Treasury Internal Revenue Service	Note: If the account is in more than one name, see the chart in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 to determine which number to provide.	Employer Identification Number (If awaiting TIN, write "Applied For")

Payer's Request For Taxpayer Identification Number	Part II—If you are exempt from backup withholding, see the enclosed guidelines and complete as instructed.

Part III—Certification
Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me),
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)	I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Signature	Date

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
"APPLIED FOR" IN PART I OF THE SUBSTITUTE FORM W 9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 28% of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

Signature	Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR A SHORT-FORM MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

 FIRPTA AFFIDAVIT—CERTIFICATE OF NON-FOREIGN STATUS OF TRANSFEROR

        Section 1445 of the Internal Revenue Code, as amended, (the "Code") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding tax is not required upon this disposition of a U.S. real property interest, the undersigned hereby certifies the following:

        1.    The holder of Shares, if an individual, is not a nonresident alien for purposes of U.S. federal income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Treasury Regulations);

        2.    The name of the holder of Shares is                                                          ;

        3.    The holder of Shares (in the case of a non-individual) is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);

        4.    The holder of Shares Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is                                                          ; and

        5.    The holder of Shares home address (in the case of an individual) or office address (in the case of an entity) is                                                          .

        The transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and, if the holder of Shares is not an individual, I further declare that I have authority to sign this document on behalf of the transferor.

Signature	Date

Title (in the case of a non-individual)

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.—Social Security numbers have nine digits separated by two hyphens, e.g. 000-00-0000. Employer identification numbers have nine digits separated by only on hyphen, e.g., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the name* and SOCIAL SECURITY number of—

1. An individual's account	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4 a. A revocable savings trust account (in which grantor is also trustee)	The grantor-trustee(1)
b. Any "trust" account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship or single owner LLC account	The owner(3)

For this type of account:	Give the name* an EMPLOYER IDENTIFICATION number of—

6. A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
7. Corporate (or LLC electing corporate status on Form 8832) account	The corporation
8. Religious, charitable, or educational organization account	The organization
9. Partnership account held in the name of the business	The partnership
10. Association, club, or other tax-exempt organization	The organization
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

*
If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

1.
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.
Circle the minor's name and furnish the minor's social security number.

3.
Show the individual name of the owner. If the owner does not have an employer identification number, furnish the owner's social security number.

4.
List first and circle the name of the legal trust, estate or pension trust.

        NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you do not have a taxpayer identification number ("TIN") or you do not know your number; obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns). You may obtain Form SS-5 from your local Social Security Administration Office and Forms SS-4 and W-7 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

        To complete the Substitute Form W-9, if you do not have a TIN, write "Applied For" in the space for the TIN in Part 1, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the payer. Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:*

  ☐
  An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

  ☐
  The United States or any agency or instrumentality thereof.

  ☐
  A State, the District of Columbia, a possession of the United States, or any political subdivision, agency or instrumentality thereof.

  ☐
  A foreign government or a political subdivision, agency or instrumentality thereof.

  ☐
  An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include the following:

  ☐
  A corporation;

  ☐
  A foreign central bank of issue;

  ☐
  A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States;

  ☐
  A futures commission merchant registered with the Commodity Futures Trading Commission;

  ☐
  A real estate investment trust;

  ☐
  An entity registered at all times during the tax year under the Investment Company Act of 1940;

  ☐
  A common trust fund operated by a bank under section 584(a);

  ☐
  A financial institution;

  ☐
  A middleman known in the investment community as a nominee or custodian; or

  ☐
  A trust exempt from tax under section 664 or described in section 4947.

        Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER

IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        IF YOU ARE A NONRESIDENT ALIEN OR FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, GIVE THE PAYER THE APPROPRIATE COMPLETED FORM W-8.

        Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and their regulations.

        Privacy Act Notices.    Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other payments. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws.

        You must provide your TIN to the payer whether or not you are required to file a tax return.    Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply.

Penalties

        (1)    Penalty for Failure to Furnish TIN.    If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)    Civil Penalty for False Statements With Respect to Withholding.    If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)    Criminal Penalty for Falsifying Information.    If you willfully falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

        (4)    Misuse of TIN.    If the payer discloses or uses TINs in violation of federal law, it may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

*
Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code of 1986, as amended, or the Treasury Regulations promulgated thereunder.

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        To complete the Letter of Transmittal, you must do the following:

  •
  Fill in the box entitled "Description of Shares Tendered" and complete the information below the box, if applicable (page 1).

  •
  Sign and date the Letter of Transmittal in the box entitled "Please Sign On This Page (page 6)."

  •
  Fill in and sign the "Substitute Form W-9" (page 7) and the "FIRPTA Affidavit" (page 9) or, as applicable, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY.

        In completing the Letter of Transmittal, you may (but are not required to) do the following:

  •
  If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any Shares not tendered or Shares not purchased credited in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any payment for Shares or any certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

        If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if:

  (i)
  this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal; or

  (ii)
  such Shares are tendered for the account of an Eligible Institution.

        "Eligible Institution" means a firm that is a participant in the Security Transfer Agents Medallion Program or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 of the Exchange Act.

        In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed by shareholders of Platinum either:

  •
  if Certificates representing Shares are to be forwarded herewith to the Depositary; or

  •
  unless an Agent's Message (as defined below) is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under "The Offer—Section 3—Procedures for Tendering Shares" of the Offer to Purchase.

        For a shareholder to validly tender Shares pursuant to the Offer, (i) Certificates evidencing all physically tendered Shares or (ii) confirmation of any book-entry transfer ("Book-Entry Confirmation") into the Depositary's account at DTC for Shares delivered electronically by book-entry in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof, or an

Agent's Message, as defined below) must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the Expiration Date.

        The term "Agent's Message" means a message transmitted by electronic means to, and received by, the Depositary and forming a part of a Book-Entry Confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Pacific may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

        If Certificates representing Shares are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        Shareholders whose Certificates representing Shares are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedure on a timely basis may nevertheless tender their Shares by completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures described herein and under "The Offer—Section 3—Procedures for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure:

  (i)
  a tender must be made by or through an Eligible Institution;

  (ii)
  a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Pacific, must be received by the Depositary (as provided in (iii) below) prior to the Expiration Date; and

  (iii)
  the Certificates evidencing all physically delivered Shares in proper form for transfer by delivery (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or in connection with a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "The Offer—Section 3—Procedures for Tendering Shares" in the Offer to Purchase.

        The method of delivery of this Letter of Transmittal, the Certificates (representing Shares) and all other required documents, including delivery through DTC, is at the option and sole risk of the tendering shareholder, and delivery will be deemed made only when actually received by the Depositary. If such delivery is by mail, it is recommended that such Certificates and documents be sent by Registered Mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

        3.    Inadequate Space.    If the space provided herein under "Description Of Shares Tendered" is inadequate, the certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

        4.    Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer).    If fewer than all the Shares evidenced by any Certificate submitted to the Depositary herewith are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number Of Shares Tendered." In such case, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this

Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the Expiration Date. All Shares evidenced by the Certificates delivered to the Depositary will be deemed to have been tendered, unless the tendering shareholder indicates otherwise.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) evidencing such Shares without alternation, enlargement or any change whatsoever.

  (i)
  If any Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  (ii)
  If any Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the Shares.

  (iii)
  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on these Certificates and stock powers must be guaranteed by an Eligible Institution.

  (iv)
  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signatures on these Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

  (v)
  If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and should provide proper evidence satisfactory to Pacific of such person's authority to act.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Pacific will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to it or to its order pursuant to the Offer. If, however, payment of the Offer Price of any Shares purchased is to be made to, or if Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), or if Certificate(s) evidencing tendered shares are registered in the name of a person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Offer Price of such Shares purchased, unless evidence satisfactory to Pacific of the payment of such taxes or exemption therefrom is submitted.

        Except as provided in this Instruction 6 or otherwise required by law, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the shares tendered hereby.

        7.    Special Payment and Delivery Instructions.    If a check for the Offer Price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent and/or any Certificates are to be returned to someone other than the person signing this Letter of Transmittal, or to the person signing this Letter of

Transmittal but at an address other than that shown in the box entitled "Description Of Shares Tendered," the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" in this Letter of Transmittal must be completed. In the case of a different name, the taxpayer identification or social security number of the person named must also be indicated and such person must properly complete the Substitute Form W-9 and the FIRPTA Affidavit herein or, as applicable, a Form W-8BEN, Form W-8ECI or Form W-8IMY. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at DTC as such shareholder may designate in the box entitled "Special Delivery Instructions." If no such instructions are given, all Shares not purchased will be returned by crediting the account at DTC designated in this Letter of Transmittal.

        8.    Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at its telephone numbers and address set forth in this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and the FIRPTA Affidavit may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

        9.    Waiver of Conditions.    Subject to the terms of the Offer to Purchase, Pacific reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer, other than the Threshold Condition, or any defect or irregularity in tender with regard to any Shares tendered.

        10.    Backup Withholding.    In order to avoid backup withholding of U.S. federal income tax, each tendering holder of Shares must deliver to the Depositary the appropriate duly executed Internal Revenue Service ("IRS") form, as described below under "Important Tax Information." For United States persons, the correct form is the Substitute Form W-9 on page 7.

        11.    FIRPTA Affidavit.    To avoid potential withholding of tax pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), in an amount equal to 10% of the gross proceeds paid to a tendering holder with respect to a sale of Shares pursuant to the Offer or an exchange of Shares pursuant to a short-form merger, each holder of Shares who or which is a U.S. person must complete the FIRPTA Affidavit included as part of the Letter of Transmittal certifying, among other things, such holder's TIN, that such holder is not a foreign person and such holder's address. We have instructed the Depositary to withhold 10% of the gross proceeds paid to a tendering holder with respect to a sale of Shares pursuant to the Offer or an exchange of Shares pursuant to a short-form merger if such holder is a Non-U.S. Holder (as defined in "The Offer—Section 5—Certain U.S. Federal Income Tax Considerations" of the Offer to Purchase) or does not properly complete and execute a FIRPTA Affidavit. Amounts withheld generally would be creditable against a holder's U.S. federal income tax liability, and, if in excess thereof, a refund generally could be obtained from the IRS by filing a U.S. federal income tax return.

        12.    Lost, Destroyed or Stolen Share Certificates.    If any Certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box at the top of page 2 and indicating the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

        Important: In order to effectively tender Shares, this Letter of Transmittal (or facsimile hereof), properly completed and duly executed (together with any required signature guarantees and Certificates or confirmation of book-entry transfer and all other required documents), or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary on or prior to the Expiration Date.

 IMPORTANT TAX INFORMATION

        A holder whose tendered Shares are accepted for payment is required to provide the Depositary with the holder's correct tax identification number ("TIN") on the Substitute Form W-9 attached above or otherwise establish a basis for exemption from backup withholding of U.S. federal income tax. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments made to such holder with respect to Shares purchased pursuant to the Offer or exchanged pursuant to a short-form merger may be subject to backup withholding and the holder may be subject to a $50 penalty imposed by the IRS.

        On Substitute Form W-9, the tendering holder must certify that:

  •
  the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN);

  •
  the holder is not subject to backup withholding because (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified the holder that the holder is no longer subject to backup withholding; and

  •
  the holder is a U.S. person (including a U.S. resident alien).

        If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will be required to withhold 28% of all payments made for surrendered Shares. If the Depositary is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering holder.

        The tendering holder is required to give the Depositary the record holder's TIN, which is generally the social security number or employer identification number of the record holder. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        Certain holders (including, among others, corporations and certain foreign persons) are not subject to backup withholding. Exempt holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), executed under penalties of perjury, certifying such holder's exempt status. Copies of Form W-8BEN, Form W-8ECI and Form W-8IMY can be obtained from the Depositary upon request, at the address set forth in this Letter of Transmittal. Holders are urged to consult their own tax advisors to determine whether they are exempt from backup withholding.

        If backup withholding applies, the Depositary is required to withhold 28% of the Offer Price paid to the holder or other payees. Backup withholding is not an additional U.S. federal income tax. If the required information is furnished to the IRS in a timely manner, the U.S. federal income tax liability of persons subject to backup withholding generally may be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund generally may be obtained from the IRS.

        Questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and any other documents related to the Offer may be directed to the Information Agent at the telephone numbers and address set forth below.

The Information Agent for the Offer is:

BNY Mellon Shareowner Services

480 Washington Boulevard, 27th Floor
Jersey City, NJ 07310
Banks and Brokers Call Collect: 201-680-6676
All Others Call Toll-Free: 866-277-8134

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  Exhibit (a)(1)(B)
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
PAYER'S NAME
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THE SUBSTITUTE FORM W 9
FIRPTA AFFIDAVIT—CERTIFICATE OF NON-FOREIGN STATUS OF TRANSFEROR
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION